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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         DATE OF REPORT: AUGUST 17, 2001
                (DATE OF EARLIEST EVENT REPORTED: JULY 18, 2001)

                               KINDER MORGAN, INC.
             (Exact name of registrant as specified in its charter)



               KANSAS                                   1-6446                              48-0290000
    (State or other jurisdiction                      (Commission                        (I.R.S. Employer
          of incorporation)                          File Number)                       Identification No.)



                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On July 18, 2001, Kinder Morgan Management, LLC ("KMR") issued a press release announcing a two-for-one split of the KMR shares. The split will take place in the form of a distribution of one share for each share outstanding, with shares to be distributed on August 31, 2001 to holders of record as of August 17, 2001.

         Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended, the Registration Statements on Form S-3 (File Nos. 333-60912 and 333-55866) of Kinder Morgan, Inc. (the "Corporation") are deemed to cover the additional exchange feature and purchase obligations of the Corporation arising out of the split of KMR shares.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit       Description
-------       -----------

  99.1 Press release of Kinder Morgan Management, LLC dated July 18, 2001 announcing a two-for-one split of its shares.



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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KINDER MORGAN, INC.



Dated: August 17, 2001                 By: /s/JOSEPH LISTENGART
                                         ---------------------------------------
                                           Joseph Listengart
                                           Vice President, General Counsel and
                                           Secretary



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                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------

  99.1 Press release of Kinder Morgan Management, LLC dated July 18, 2001 announcing a two-for-one split of its shares.




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